SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 15, 2006

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)

Delaware                                                              47-0210602
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado                                  80021
(Address of principal executive offices)                              (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry Into a Material Definitive Agreement

On May 15, 2006, at the 2006 Annual Meeting of Stockholders of Level 3 Communications, Inc. ("Level 3"), our stockholders approved an amendment to the Level 3 1995 Stock Plan (Amended and Restated April 1, 1998) to extend the term of that plan by five years. The 1995 Stock Plan will now expire on the fifteenth anniversary of the effective date of the plan or September 25, 2010. The 1995 Stock Plan as amended is attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference as if set forth in full.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

On May 15, 2006, at the Level 3 2006 Annual Meeting of Stockholders, our stockholders approved an amendment to the Level 3 Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.01 per share that Level 3 is authorized to issue from 1.5 billion to
2.25 billion. In addition, at the Annual Meeting, the Level 3 stockholders approved an amendment to the Level 3 Restated Certificate of Incorporation to declassify the Level 3 Board of Directors. The descriptions of the provisions of the Certificate of Amendment are qualified in their entirety by reference to the copy of the Certificate of Amendment filed as Exhibit 3(i) to this Form 8-K, which is incorporated by reference as if set forth in full. In addition, the Level 3 Restated Certificate of Incorporation as in effect on May 15, 2006 prior to the filing of the Certificate of Amendment is filed as Exhibit 3(i) to this Form 8-K and incorporated by reference as if set forth in full.

On May 15, 2006, the Board of Directors of Level 3 amended and restated the Level 3 By-laws. These changes generally relate to:

o referencing our new registered agent for service of process in the State of Delaware;

o conforming changes necessitated by the staged elimination of the classified Board structure;

o allowing Level 3 to pursue the elimination of paper stock certificates, which is an initiative that the SEC is advocating public companies implement;

o including references to the written charters of the various Board of Directors committees and the ability of the committees to delegate authority to members of management; and

o    certain other conforming or clean-up changes.

The descriptions of the changes to the Level 3 By-laws are qualified in their entirety by reference to the copy of the Amended and Restated By-laws filed as
Exhibit 3(ii) to this Form 8-K, which is incorporated by reference as if set forth in full.

Item 8.01 Other Events

See information reported under Item 5.03.

On May 15, 2006, Level 3 issued a press release announcing the results of the Level 3 2006 Annual Meeting of Stockholders. This press release is filed as exhibit 99.1 to this Current Report and is incorporated by reference as if set forth in full.

Item 9.01  Financial Statements and Exhibits

(a)     Financial Statements of business acquired

        None

(b)     Pro forma financial information

        None

(c)     Shell company transactions

        None

(d)     Exhibits

3(i) Certificate of Amendment to the Level 3 Communications, Inc. Certificate of
     Incorporation and the Level 3 Communications, Inc. Restated Certificate of Incorporation.

3(ii) Amended and Restated By-laws of Level 3 Communications, Inc.

10.1 1995 Stock Plan (Amended and Restated April 1, 1998) as amended as of May 15, 2006.

99.1 Press release dated May 15, 2006, announcing the results of the Level 3 Communications, Inc. 2006 Annual Meeting of Stockholders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Level 3 Communications, Inc.



May 17, 2006                             By:    /s/ Neil J. Eckstein
Date                                     Neil J. Eckstein, Senior Vice President